                                                                    EXHIBIT 10.2

SWEDISH PROPERTY OWNERS ASSOCIATION        LEASE CONTRACT
                                           FOR COMMERCIAL PREMISES

                                                                 No. 2003-0009-1

The undersigned have this day entered into the following lease contract. A tick indicates that the text following the box applies.

Landlord     LANSFORSAKRINGSBOLAGENS AB

Tenant       INDUSTRIMATEMATIK AB         Personal/Organisation No. 556102-7680

Address      Municipality                 District/City property
of Premises  STOCKHOLM                    KAKENHUSEN 25
             Street                       Floors      Flat/Suite Number
             KUNGSGATAN 12-14             5,7,8,9

Condition    The premises and associated spaces are leased, if not otherwise
& Use of     specified, in existing       OFFICES
Premises     condition and to be used as

Size and     Shop space on    Office space on   Warehouse area on   Other spaces
Extent of    Floor m /2/      Floor m/2/        Floor  m/2/         Floor m /2/
Premises                      APPROX. 4,980 M/2/

                                                                                                      Appendix
             X  Extent of the leased premises has been marked on the
             -
                appended drawing(s)                                                                       1

             __ Access for  __place for sign  __place for sign cabinet/  parking space(s)  garage space(s)
             vehicle loading                  vending machine            for               for A SEK 2,000 SPACE/MONTH
             and unloading                                               __ car(s)           X 32 car(s)   __outbuilding

Furnishings  The premises are leased
             X without furnishing specifically                   Upon the termination of the          Appendix
             -
             designed for the activities                         lease contract, the tenant shall
             __ with furnishings specifically                    if not otherwise agreed, remove
             designed for the activities according to Appendix   furnishings belonging to him
                                                                 and restore the premises to
                                                                 acceptable condition

Contract     From                         To
Period       1 OCTOBER 1997               30 SEPTEMBER 2000

Cancellation   Notice of intent to cancel this                         prior to the expiration of the contracted lease; otherwise
& Extension    contract shall be given in writing at least 9 months    the contract shall be extended by 3 years each time

Rent         Kronor
             9,768,000                   per year represents__total rent   X rent excl. supplements marked below
                                                                           -

Index clause   X Changes to the above stated rent shall occur in accordance with the appended index clause
               -
                                                                                                      Appendix 2

Costs of       The necessary heating of the premises shall be provided by       Hot water shall be supplied
Heating        X Landlord          __Tenant                                     X Year round          __Not at all
               -                                                                -
and Hot Water
               X Fuel/heat supplement xxxxxxxxxxxxx included                    Appendix
               -

Water/Sewage   X Water/sewage supplement XXXXX included                         Appendix
               -

Cooling/       X Costs for operation of XXXX ventilation equipment XXXXX included
               -
Ventilation

Electricity    __Included in rent                              X Tenant has own subscription
                                                               -

Cleaning of
Stairwells     X Included in rent                __Administered and paid for by tenant
               -

Wrapping and   NORMAL OFFICE RUBBISH
Rubbish        Administered and paid for by the tenant                         BULKY
Collection     X Included in rent                X (however, the landlord shall supply rubbish containers and
               -                                 -
                                                 the necessary rubbish room

Removal of
Snow and       X Included in rent                __Administered and paid for by tenant
               -
Sanding

Property Tax   __Included in rent                X Compensation shall be paid according to            Appendix
                                                 separate agreement
                                                                                                          3
Unforeseen
Expenses       In the event that, subsequent to the signing of the contract, unforeseen cost increases arise for the property based upon:
               a) introduction or increase of tax, fees or charges applied specifically to the property decreed by the Parliament,
               Government, Municipality or Authority.
               b) general construction/renovation measures or similar upon the property, which do not solely reflect the premises and which the tenant is obliged to perform as a result of decree by the Parliament, Government,
               Municipality or Authority
               the tenant shall simultaneously to the cost increase taking effect pay compensation to the landlord for that share of costs attributable to the leased premises of the total annual cost increase for the property.

               The share attributable to the leased premises is 46.3 per cent (if no percentage is indicated, it shall be calculated relative to the current rents generated by the property at the time the cost increase occurs).

               Tax as used above does not refer to VAT and property tax to that extent that compensation for such is paid in accordance with the separate agreement above.
               Compensation shall be paid in accordance with the rules on payment of rent indicated below.

Value          X The property owner/landlord is obliged to pay VAT for the rental of the premises.
               -
Added Tax      The tenant shall pay, in addition to the rent, the applicable VAT on each occasion.
(VAT)
               ___ If the property owner/landlord, upon decree by the Tax Board, becomes obliged to pay VAT for the rental of the premises, the tenant shall pay, in addition to the rent, the applicable VAT on each occasion.

               That which is paid simultaneously with the rent shall be calculated upon the indicated rental amount plus, in accordance with the applicable regulations upon each occasion for VAT levied upon rent and upon in the in each case applicable supplemental amounts charged and other compensation according to the lease contract, in accordance with the regulations for VAT in effect upon each occasion.

                                                                            10.2

                INDEX CLAUSE       Appendix No. 2
                                   FOR COMMERCIAL PREMISES
                                   See reverse for explanations

Refers to      Lease Contract No.           Property
               2003-0009-1                  Kakenhusen 25

Landlord       Lansforsakringsbolagen AB

Tenant         IndustriMatematik AB

Clause         Of the rental amount indicated on the contract of SEK 9,768,000
                                                                 -------------
               shall 100% or SEK 9,768,000 constitute the base rent. During the
                     ----        ---------
               lease period and based upon changes in the Consumer Price Index
               (total index with 1980 as base year, a supplement to the rental amount shall be charged as a certain percentage of the base rent according to the grounds indicated below.

               For lease agreements which begin during the period between 1 January and 30 January, the base rent is regarded as having been adapted to the index figure for the month of October of the previous year.

               For lease agreements which begin anytime during the period of 1 July to 31 December, the base rent shall instead be regarded as adapted to the index figure for the month of October of that same year.

               The index figure of the month of October to which the base rent is adapted in accordance with the above constitutes the base figure insofar as not otherwise agreed in accordance with the following through the indication of a specific year.

               Otherwise agreed base figure, namely the index figure for the month of October of 1996 (255.9).
                                   ------------

               In the event that the index figure upon the next following month of October rises by at least three (3.0) points relative to the base figure, a supplement shall be charged at that percentage at which the index figure has changed relative to the base figure. From that point forward, a supplement shall be charged relative to the index changes, with changes in the rent calculated on the basis of the changes, expressed as a percentage, between the base figure and the index figure for the respective month of October. In order for a change in the rent to take place in future, the index for a month of October must go up or down by at least three (3.0) points relative to the index figure which was in effect upon the last occasion upon which the rent was changed in accordance with this clause.

               The rent in effect shall, however, never be set at an amount lower than that rent amount given on the contract. Changes in the rent shall always take effect on the first day of January following the recalculation consequent to the October index.

Signature      Place and date                     Place and date
               Stockholm, 28 January 1997         Stockholm 17 January 1997

               Landlord                           Tenant
               LANSFORSAKRINGSBOLAGENS AB         INDUSTRIMATEMATIK AB
               c/o Lansfastigheter HB             (Signature)
               (Signature)
               Hans Lenneryd
                                                  Tenant

Landlord's notes regarding the base figure:

Payment of     Rent shall be paid in advance and without demand upon the last weekday of each Post giro No.   Bank giro No.
Rent           X Calendar quarter   ___ Calendar month                 via deposit to:                           5885-8440
               --

Interest       If rent is paid laid, the tenant shall pay interest in accordance with the Swedish law on interest on late payments
Payment        and shall pay compensation for written payment reminders in accordance with the law on compensation
Reminders      for the costs of collection of debt, etc. Compensation for reminders shall be paid at the amount in effect upon each occasion in accordance with the law on compensation for the costs of collection of debt, etc.

Maintenance,
etc.           __ The landlord shall perform and pay for necessary maintenance     The tenant shall however:  Appendix
               of the premises and any furnishings provided by him.

               X The tenant shall perform and pay for the necessary interior       In addition, tenant's maintenance duties include:

               -
               maintenance of surfaces including floors, walls and ceilings                                   Appendix
               and of furnishings provided by the landlord.

               __Allocation of responsibility for maintenance is in accordance with separate appendix.        Appendix

               The tenant does not have the right to a reduction of the rent for obstructions or damage under his rights of usufruct during that time that the landlord causes to be performed customary maintenance of the property or the leased premises. It is, however, the obligation of the landlord to notify the tenant in good time of the nature and extent of the work to be performed as well as where and during which period the work shall be carried out.

               In the event that the lease is for shop premises/workshop premises with activities that are dependent upon access to the premises by the lessee's customers, the clause shall be valid only upon specific agreement between the parties.

               It is the obligation of

               __the landlord   X the tenant             to under his own liability and at his own cost provide for those measures
                                -
                                                         which may be required by insurance companies, the Building Board,
                                                         Environmental or Health Protection Agencies, the Fire Brigade or any other official agency for the intended use of the premises. The tenant shall consult with the landlord before any such measures are taken.

               If the tenant, without obtaining the required building permit, makes changes to the premises and the landlord is consequently forced according to the regulations of the Swedish Planning and Building Act to pay building fees or extra building penalty fees, the tenant shall pay the equivalent amount to the landlord.

Signs,         The tenant has the right, following consultation with the landlord, to set up signs customary for his activities under the condition that the landlord does not have reasonable grounds upon which to refuse permission and provided
Marquees,      that the tenant has obtained the necessary permit from the appropriate authority. Upon removal from the premises,
Windows,       it is the obligation of the tenant to restore the building facade to acceptable condition.
Doors, etc.    Upon more comprehensive property maintenance such as renovation of the facade, it is the obligation of the tenant to remove signs, marquees and antennae before the work begins and replace them afterward at his own expense and without any compensation thereto.
               The landlord hereby agrees not to install vending machines or sign cabinets on the external walls to those premises leased by the tenant without the permission of the tenant and also provides the tenant with the option right to install vending machines and sign cabinets on the walls in question.

               __ the landlord   X the tenant        is responsible for damage caused to display windows, entry doors and signs.
                                 -

Locks          It is the obligation of

               __ the landlord   X  the tenant       to equip the premises with such locks and theft-protection devices that are required in order for the tenant's business or company insurance to be valid.

Force
Majeure        The landlord refuses to accept liability for fulfilling his part of the contract and from the liability to pay compensation if he is unable to perform any or all of his contractual duties or if such can only be performed at an abnormally high cost due to war or civil unrest, due to work stoppage, blockade, fire, explosion or actions by public authorities over which the landlord has no control and could not predict.

Security       For this contract to be valid, security in the following form is required:
               __Bank guarantee       __Surety     __       submitted no later than                           Appendix

Special        APPENDIX 4. SPECIAL REGULATIONS, CONSTRUCTION/INSTALLATION WORK
Conditions     THE TENANT HAS THE RIGHT AS OF 31 MARCH 1999 (OR UPON ANOTHER DATE AGREED BETWEEN THE PARTIES) TO MOVE FROM THE
               PREMISES AFTER THE OBSERVANCE OF A TWELVE (12) MONTHS PERIOD OF NOTICE OF INTENT TO CANCEL THE CONTRACT.

Signature  This contract, which cannot be inscribed without specific approval, has been drawn up in two identical copies, of which each party to the agreement has taken one. Any previous agreements between the parties with regard to the premises referred to herein shall cease to be valid upon the date that this contract takes effect.

           Place/date                               Place/date
           STOCKHOLM, 1 JANUARY 1997                STOCKHOLM, 17 JANUARY 1997

           Landlord                                 Tenant
           LANSFORSAKRINGSBOLAGENS AB               INDUSTRIMATEMATIK AB
           C/O LANSFASTIGHETER HB
           (SIGNATURE)                              (SIGNATURE)
           HANS LENNERYD

Scope of   Based upon the agreement entered into upon this day, the contract
Agreement shall cease to be valid as of upon which day the tenant agrees to regarding vacate the premises removal


           Place/date       Landlord                Tenant
Transfer   This lease contract is transferred as of
           to
           Vacating tenant        Assuming tenant   Personal/Organisation No.
Transfer
approved   Place/date             Landlord

EXPLANATIONS

1.
Whether the entire rent or a certain percentage thereof shall be index-adjusted is a matter for negotiation and can depend upon the other terms of lease (such as the size of the rent in SEK/m2 and year as well as other obligations which devolve upon the tenant, etc.).

2. BASE FIGURE
The index figure for the October month for which the base rent is considered to be adapted shall make up the base figure, insofar as not otherwise agreed through the indication of year (see the conditions on the opposite page). Under current conditions, the October index will become known around 20 November. The base figure is given as reported by SCB, i.e. with one decimal.

3. OCCASIONS OF COMPARISON
Comparison between the index figures occurs as soon as the October index has become known. To avoid adjustments upon very insignificant changes in the index, the clause is based upon the premise that the index figure must have changed by at least three (3.0) points.

4. THE CHANGE EXPRESSED AS A PERCENTAGE
The percentage from which the index figure has risen can be calculated according to the following formula:

X = A - 100  where X =  the percentage figure sought
    -------
     B where A = the number of points (with one decimal) by which the index figure has risen where B = the base figure (with one decimal)

Calculation of the index difference is done with one decimal. The percentage figure sought (X) is rounded off to the nearest whole number. The supplemental charge thus calculated is rounded off to an even amount of Swedish kronor.

5. FIRST RECALCULATION OF THE RENT
For the clause to be applied for the first time requires that the index figure for any October month has risen by at least three (3.0) points relative to the base figure.

6. FURTHER RECALCULATIONS OF THE RENT
It is also required in future, for a recalculation of the rent to occur, that the index figure again changes by at least three (3.0) points relative to the base figure.

7. EXAMPLES OF APPLICATION OF THE CLAUSE
The contract was signed in December 1993. The new rent began to apply on 1 June 1994 and the base rent is SEK 75,000. The index for October 1993 makes up the base figure; it was 245.2

October 1994
Assumed Index Figure 252.6     The index figure is 7.4 points higher than the
                               base figure of 245.2. Using the formula given under Point 4, the increase is calculated and expressed as a percentage with the following method:

                               X = 7.4 - 100  ; X rounded off = 3
                                   ---------
                                     245.2

                               From 1 January 1994, a supplementary charge of SEK 2,250 is added to the base rent.

                               If the new rent of SEK 75,000 were to instead begin to apply from 1 September 1994, the index for October 1994 would make up the base figure and the rent can be changed only from 1 January 1996.



October 1995                   The index figure has risen by 6.5 points relative
                               to the index figure that preceded

Assumed Index Figure 259.1     the recalculation of the rent. The index figure
                               is 13.9 points higher than the base figure. The increase expressed as a percentage becomes, according to the formula:

                               X = 13.9 - 100 ; X rounded off = 6
                                   ----------
                                      245.2


                               From 1 January, the supplementary charge added to the base rent becomes SEK 4,500.

October 1996
Assumed Index Figure 261.6     No change takes place because the index figure
                               rose by only 2.5 points relative to the index figure that last preceded the recalculation of the rent (259.1).

October 1997
Assumed Index Figure 258.5     No change occurs. The index figure has gone down
                               only by 0.6 points relative to the index figure that last preceded the recalculation of the rent
                               (259.1).

October 1998
Assumed Index Figure 270.4     The index figure has now risen by 11.3 points
                               relative to the index figure that last preceded the recalculation of the rent (259.1). The index figure is 25.2 points higher than the base figure. A new recalculation of the rent shall thus be done. Relative to the base figure, the index figure has no risen by 25.2 points, i.e., rounded off to 10%. The supplementary charge above the base rent thus becomes SEK 7,500.

PROPERTY CLAUSE
FOR COMMERCIAL PREMISES                                            Appendix No.
                                       3

For        Lease Contract No.           Property
           2003-0009-1                  Kakenhusen 25

Landlord   Lansforsakringsbolagens AB

Tenant     IndustriMatematik AB

Clause Applicable alternatives are marked with a tick in the box and the addition of the necessary information.

           To that extent that those parts of the property which are made up of commercial premises become/are subject to property taxation, the tenant shall pay to the landlord compensation thereto, simultaneously with payment of the rent in accordance with the alternatives marked below.

           X The tenant shall, in addition to the rent amount indicated on the
           -
           contract, pay compensation for his share of the applicable property taxes in effect for commercial premises. The tenant's share shall be
           46.3 per cent.

           In accordance with the regulations that are known at the time that the contract is signed, the compensation that shall be paid by the tenant at the beginning of the lease period is:
                             SEK 954,025

           __ Compensation for the running share of the property taxes for commercial premises is included in the rent amount indicated on the lease contract and is SEK________ at the time that the contract is signed.

           The premises' share of property tax for commercial premises shall be considered as ______ per cent. The tenant shall pay compensation for his share of, subsequent to the signing of the contract, occurring changes (regardless of the reasons thereto) of the property tax for commercial premises to that extent that the tax exceeds the compensation amount included in the rent.

           In the event that the property tax is reduced or ceases to be levied so that the tenant's share is less than the compensation which according to the above is included in the rent amount as indicated on the contract, the rent shall be paid at the least original amount. In this manner, other clauses extant to the contract (e.g. index clause) mean that the total rent amount to be paid by the tenant to is/may be higher than the total rent given in the contract.

           The tenant's share indicated above which shall remain unchanged for the duration of the lease period has been calculated according to the following:


           The explanations included on the reverse apply to the contract.

Signature  Place/date                       Place/date
           Stockholm, 28 January 1997       Stockholm 17 January 1997

           Landlord                         Tenant
           LANSFORSAKRINGSBOLAGENS AB       INDUSTRIMATEMATIK AB
           c/o Lansfastigheter HB           (Signature)
           (Signature)
           Hans Lenneryd

EXPLANATIONS

1.
The clause was formulated in June 1995, i.e. before that point in time (normally 1 January 1996) from which property tax applies for commercial premises. The clause therefore is therefore written in such a way that it can be introduced into contracts signed before tax is charged as well as in contracts for which tax has in fact been charged.

2.
Payment shall constitute compensation for increased management costs regardless of whom is in fact subject to taxation. Normally, the property owner/landlord is the entity subject to taxation. If a partnership company is the property owner/landlord, the partners are under current law subject to taxation. The supplementary charge shall however be paid to the landlord.

3. According to 19 (S) of the Swedish Housing Act, the rent shall, with some exceptions, be the amount stated on the lease contract. If the lease period is limited and for at least three years, reservations also apply that say that the rent shall be charged at an amount determined according to "another basis of calculation" e.g. index adjustment. This also means that the lease period must be determined and for a minimum of three years for the landlord to be able to receive compensation for property tax at an amount which may vary according to the changes in taxation. Furthermore, the basis of calculation must be given in the contract. The clause provides therefore that the parties indicate how great a share of the tax shall be paid for by the tenant.

According to the regulations applicable at the time this clause was written, tax is made up of a certain percentage of the assessed value of commercial premises (both land and buildings). This information is reported on the notice of taxation. The tenant's share of the tax for the premises can be determined as the relationship between the area leased by the tenant and the lettable commercial premises are within the property or as the relationship between the tenant's rent and the total rents for commercial premises in the property.

The method of calculation becomes a matter for negotiation between the parties. Other bases for calculation may also be employed. For the sake of simplicity, however, the tenant's share can remain unchanged for the duration of the lease and therewith independent of, among else, how tax may in future be calculated or any changes that may occur in the rental position.

It is appropriate to in a place set aside for the purpose indicate how the share attributed to the premises was calculated. If this information is not entered, however, it shall not invalidate the agreements. There may be found different buildings with different valuation years on one property as well as different types of taxation units (single family home unit, multifamily dwelling unit, industrial unit and special unit). The tax for which the tenant shall pay compensation shall reflect solely that building in which the leased premises are situated. By building is meant normally each building structure. The necessary information can be collected from the information associated with decisions on general taxation that is given to the property owner by the tax authorities. Property owners who have difficulty in calculating the tenant's share should contact their property owners' association for assistance.

Fill in tenant's share!

4. The clause contains two alternatives. In the first, compensation for tax is charges as a supplementary charge "on the side" of the rent amount given in the contract. If the tax is no longer levied, the supplement is also no longer levied, automatically. The other alternative provides that the parties are in agreement about whether compensation for the tax applicable at the time shall be included within a determined rent amount. If the tax is raised, regardless of reason, (e.g. increased taxation percentage, increased assessed value, etc.), the tenant shall however pay compensation for the increased costs. If the tax disappears, the rent returns to the original amount, i.e. the agreed rent (which includes compensation for the tax applicable from the beginning which has now ceased to be levied). Naturally, the tenant shall still pay any other applicable supplementary charges such as those for index changes, changes in the cost of fuel, etc.

5. To that extent to which the tenant shall pay supplementary charges for property tax, the supplementary charge should be separately accounted for on the notice to pay rent.

6. Mark the chosen alternative with an X. The tenant's share as well as the current amount is indicated with the chosen alternative. Indicate further how the tenant's share was calculated.